SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                     ---------------------


                           FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)        May 5, 1996
                                                   --------------


                   VALUE HOLDINGS, INC.
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     (exact name of registrant as specified in its charter)


                         FLORIDA
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        (State or other jurisdiction of incorporation)



        0-15076                           59-2388734
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(Commission File Number)        (IRS Employer Identification
                                         Number)


     3211 PONCE DE LEON BLVD., CORAL GABLES, FL 33134
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(Address of principal executive offices)        (Zip Code)


Registrant's Telephone Number, Including Area Code: (305) 666-3165
                                                    --------------


                            N/A
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(Former name or former address, if changed since last report)





         Item 4.  Changes in Registrant's Certifying


Accountant

     On May 5, 1997, Alison Cohen, vice president of the Company, signed an engagement letter with Infante, Lago & Co. who will complete an audit of the company for the year ended February 28, 1997. Infante, Lago & Co. replace Chadderton, Gulisano & Co. as auditors for the Company.

      Infante, Lago & Co. Have offices at:
                      The Biscayne Center
                           Suite 288
                      11900 Biscayne Blvd.
                   North Miami, Florida 33181


                         Item 7.  Exhibits

     In accordance with Item 601 of Regulation S-K the following documents are attached hereto as Exhibits.

     Exhibit 1. Letter of Engagement



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALUE HOLDINGS, INC,

                                       By /s/ Alison Cohen
                                       -----------------------
                                            Alison Cohen
                                             President
Date: May 6, 1997













                     INFANTE, LAGO & COMPANY
                  Certified Public Accountants
                   Biscayne Center, Suite 288
                    11900 Biscayne Boulevard
                     North Miami, Fla. 33181


A. ROGER INFANTE, C.P.A.
JESUS A. LAGO, JR., C.P.A.


April 30, 1997

Alison Rosenberg Cohen, Vice-President
Value Holdings, Inc.

c\o Ida C. Ovies, C.P.A.
32111 Ponce de Leon Blvd., Suite 201
Coral Gables, Fl. 33134

Dear Mrs. Cohen,

     This letter discusses the requirements of our forthcoming engagement.

     We will audit the consolidated balance sheet of Value Holdings, Inc. and its subsidiaries as of February 28, 1997 and the related consolidated statement of operations , stockholders' equity and the cash flows for the year then ended. Our audit will be made in accordance with generally accepted auditing standards and will include our examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. Our objective will be the completion and subject to its findings, the rendering of our report. If our opinion is other than unqualified, we will fully discuss the reasons with you in advance. If for any reason, we are unable to complete the audit, we will not issue a report as a result of this engagement.

     As you know, the financial statements are the responsibility of the management and board of directorsof your Company who are primarily responsible for the data and information set forth therein, as well as for the evaluation of the capability and integrity of the company's personnel and the maintenance of an appropriate internal control structure, which includes adequate accounting records and procedures to safeguard the Company's assets. Accordingly, our completion of the audit will require management's cooperation. Management is also responsible for identifying and ensuring that the entity complies with applicable laws and regulations. In addition, as required by generally accepted auditing standards, our procedures will include obtaining written representation from management concerning such matters which we rely upon - and the Company will indemnify and hold us harmless from any liability, damages and legal or other costs we might sustain in the event such representations are false.

     In providing for an audit to be performed on a test basis, generally accepted auditing standards require the auditor to obtain reasonable, but not absolute, assurance that the financial statements are free of material misstatement. Accordingly, an audit is not a special examination designed to detect defalcations or fraud, nor a guarantee of the accuracy of the financial statements and is subject to the inherent risk that errors, irregularities, or illegal acts, if they exist, might not be detected. However, if you wish us to direct special auditing procedures to such matters, we would be pleased to work with you to develop a separate engagement for that purpose.

     Fees for our services are estimated to be $36,000.00 plus out-of-pocket expenses, all of which will be billed and payable as follows:

     Upon signing and delivery of engagement letter    $12,000.00
     Payment due May 30, 1997                            8,000.00
     Payment due June 22, 1997                           8,000.00
     Payment due July 22, 1997                           8,000.00

     Ms. Ovies has agreed to be available to answer any inquiries with respect to the audit, as well as, assist in the preparation of all required schedules and confirmations. We will prepare a list of those required schedules and those documents that we will need copied for our permanent files. Our fees includes 4 hours of communication time with the SEC in connection with the filing of the 10-K. Any time incurred above and beyond the number of hours budgeted for communication with the SEC will be billed at the rate of $150.00 per hour and will be billed separately. These invoices will be payable within 30 days of the invoice date. As you are aware, the completion of the audit requires the cooperation of management and the Company's outside legal counsel. Our fee estimate is based on the aforementioned cooperation and the assumption that unexpected circumstances will not be encountered during the audit.

     Our fee estimate does not include representation before any regulatory body, such as the Internal Revenue Service or the Securities and Exchange Commission. Such services will be billed at our standard hourly partner rates of $175.00 per hour.

     During the course of our engagement, we may observe opportunities for economy in or improved controls over your operations. We will bring such matters to the attention of the appropriate level of management, either orally or in writing.



     If you intend to publish or otherwise reproduce the financial statements and make reference to our firm, you agree to provide us with printers' proof or masters for our review and approval before printing. You also agree to provide us with a copy of the final reproduced material for our approval before it is distributed.

     The workpapers for this engagement are the property of Infante, Lago & Company and constitute confidential information. However, we may be requested to make certain workpapers available to the SEC pursuant to authority given to it by law or regulation. If requested, access to such workpapers will be provided under the supervision of Infante, Lago & Company personnel. Furthermore, upon request, we may provide photocopies of selected workpapers to the SEC. The SEC may intend, or decide, to distribute the photocopies or information contained therein to others, including other government agencies.

     We appreciate the opportunity to be of service to you and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions please let us know. If this letter sets forth your understanding of the terms and conditions of our engagement, we request that you sign and return one copy of this letter to us along with the first installment payment.

Sincerely,

By /s/ Infante, Lago and Company

Infante, Lago & Company

JAL/cj

ACCEPTED

By:____________________

Date:__________________